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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 17, 1996
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                           SOFTKEY INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-13069                        94-2562108
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(State or other                (Commission                  (IRS Employer
 jurisdiction of               File Number)                 Identification No.)
 incorporation)



              ONE ATHENAEUM STREET, CAMBRIDGE, MASSACHUSETTS         02142
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              (Address of principal executive offices)             (Zip Code)



                                (617) 494 - 1200
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              Registrant's telephone number, including area code:



                                       N/A
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         (Former name or former address, if changed since last report)













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Item 2.     Disposition or Acquisition of Assets.
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(A) Acquisition of Minnesota Educational Computing Corporation (MECC). Pursuant
to the terms of the previously reported Agreement and Plan of Merger dated as of October 30, 1995 (the "Merger Agreement") by and among SoftKey International Inc., a Delaware corporation (the "Company"), SchoolCo Inc., a Minnesota corporation and a wholly owned subsidiary of the Company ("SchoolCo"), and Minnesota Educational Computing Corporation (MECC), a Minnesota corporation ("MECC"), on May 17, 1996, SchoolCo merged with and into MECC (the "Merger"), with MECC surviving the Merger (the "Surviving Corporation"). At the effective time of the Merger (the "Effective Time"), the separate existence of SchoolCo ceased, and MECC became a wholly owned subsidiary of the Company. At the Effective Time: (a) each common share, par value $.01 per share, of MECC ("MECC Common Shares") outstanding immediately prior thereto (other than shares held by MECC as treasury shares or by the Company or SchoolCo and other than shares as to which dissenters' rights were or will be properly asserted under the Minnesota Business Corporation Act) was converted into the right to receive
1.14286 shares of common stock, par value $.01 per share, of the Company ("Company Common Stock"); and (b) each common share, par value $.01 per share, of SchoolCo outstanding immediately prior thereto was converted into one common share, par value $.01 per share, of the Surviving Corporation. In the Merger, each option to purchase MECC Common Shares ("MECC Option") outstanding immediately prior to the Effective Time was assumed by the Company and converted into an option to purchase a number of shares of Company Common Stock ("Company Option") equal to the product of 1.14286 and the number of MECC Common Shares formerly subject to such MECC Option, at an exercise price equal to the exercise price of such MECC Option divided by 1.14286. The Company expects to issue approximately 10,411,700 shares of Company Common Stock in connection with the Merger, including shares issuable pursuant to MECC Options which are being converted into Company Options.

      The foregoing description of the terms and provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, together with the respective exhibits thereto, listed as Exhibit 2.1 hereto, which was filed as Exhibit 10.22 to the Quarterly Report on Form 10-Q of the Company for


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the quarterly period ended September 30, 1995, and is hereby incorporated by reference herein.

(b) Assets constituting plant, equipment or other physical property acquired by the Company in the Merger were used by MECC in the development, marketing and sale of software products for use on personal computers. The Company currently intends to use these assets in the same manner in which they were used prior to the Company's acquisition of MECC.

Item 7.     Financial Statement, Pro Forma Financial Information and Exhibits.
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(a)         Financial Statements of Business Acquired.  The following financial statements of MECC are filed herewith as Exhibit 99.2 hereto:

            Independent auditors' report
            Balance Sheets at March 31, 1994 and 1995 and December 31, 1995
                  (Unaudited)
            Statements of Operations for the Years Ended March 31, 1993, 1994
                  and 1995 and for the Nine Months Ended December 31, 1994 and 1995 (Unaudited)
            Statements of Cash Flows for the Years Ended March 31, 1993, 1994
                  and 1995 and for the Nine Months Ended December 31, 1994 and 1995 (Unaudited)
            Statements of Shareholders' (Deficiency) Equity for the Years
                  Ended March 31, 1993, 1994 and 1995 and for the Nine Months Ended December 31, 1995 (Unaudited)
            Notes to Financial Statements

(b) Pro Forma Financial Information. Pro forma combined condensed consolidated financial information at March 31, 1996 and for the year ended December 31, 1995 and the quarter ended March 31, 1996 is filed herewith as Exhibit 99.3 hereto.

      The unaudited pro forma combined condensed consolidated financial statements give effect to the Merger under the purchase method of accounting. The unaudited pro forma combined condensed consolidated balance sheet combines the Company's unaudited balance sheet and MECC's unaudited balance sheet at March 31, 1996, as if



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the Merger occurred on March 31, 1996. The unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 1995 combines the historical results of operations of the Company, MECC, Compton's NewMedia Inc. and Compton's Learning Company (which the Company acquired in December 1995), The Learning Company ("TLC") (which the Company acquired in December 1995) and tewi Verlag GmbH (which the Company acquired in
July    1995) for the year ended December 31, 1995, as if each of (i) the
Merger, (ii) the foregoing acquisitions, (iii) the Company's October 23, 1995 issuance of $350 million principal amount of 5 1/2% Convertible Notes Due 2000 and (iv) the Company's December 28, 1995 issuance to Tribune Company of $150 million principal amount 5 1/2% Senior Convertible/Exchangeable Notes Due 2000 in connection with the acquisition of TLC had occurred at the beginning of such period. The unaudited pro forma combined condensed consolidated statement of operations for the quarter ended March 31, 1996 combines the historical results of operations of the Company and MECC as if the acquisition occurred at the beginning of such period. The unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 1995 combines the pro forma results of the Company for the year ended December 31, 1995 and the results of MECC for the twelve months ended December 31, 1995. For ease of reference, as used herein, the Company's year ended January 6, 1996 (and all other dates tied to such date) is referred to as the year ended December 31, 1995 and the quarterly period ended April 6, 1996 (and all other dates tied to such date) is referred to as the quarter ended March 31, 1996.

      The unaudited pro forma combined condensed consolidated financial statements do not reflect cost savings and synergies which might be achieved from the Merger. The unaudited pro forma combined condensed consolidated financial statements do not purport to be indicative of the operating results or financial position that would have been achieved had the Merger been effected for the periods indicated or the results or financial position which may be obtained in the future.

     The unaudited pro forma combined condensed consolidated financial statements are based on and should be read in conjunction with the audited consolidated financial statements of the Company, including the notes thereto, which are included in the Company's Annual Report on Form 10-K for the year ended January 6, 1996 and the unaudited consolidated financial statements of the Company which are included in the Company's Quarterly Report on Form 10-Q for the quarter ended April 6, 1996 and the audited and unaudited financial statements of MECC, including the notes thereto, which are included as Exhibit
99.2 hereto.



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(c)         Exhibits.

Exhibit No.                   Description
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      2.1         Agreement and Plan of Merger dated as of October 30, 1995 by and among SoftKey International Inc., SchoolCo Inc. and Minnesota Educational Computing Corporation (MECC).(1)

      99.1        Form of Press Release issued by the Company dated May 17,
                  1996.

      99.2 Financial Statements of Minnesota Educational Computing Corporation (MECC).

      99.3 Pro Forma Combined Condensed Consolidated Financial Statements of SoftKey International Inc.





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(1)   Incorporated by reference to Exhibit 10.22 to the Company's Quarterly
      Report on Form 10-Q for the quarterly period ended September 30, 1995.







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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SOFTKEY INTERNATIONAL INC.



                                       By:/s/ Neal S. Winneg
                                          -----------------------------
                                          Neal S. Winneg
                                          Vice President






Date:  May 21, 1996


















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                                  Exhibit Index
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Exhibit                                                     Sequential
No.             Description                                 Page No.
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2.1             Agreement and Plan of Merger dated
                as of October 30, 1995 by and among
                SoftKey International Inc.,
                SchoolCo Inc. and Minnesota Educa-
                tional Computing Corporation
                (MECC).(1)

99.1            Form of Press Release issued by the
                Company dated May 17, 1996.

99.2            Financial Statements of Minnesota
                Educational Computing Corporation
                (MECC).

99.3            Pro Forma Combined Condensed Con-
                solidated Financial Statements of
                SoftKey International Inc.



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(1)   Incorporated by reference to Exhibit 10.22 to the
      Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995.






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